                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-B
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                   333-82281                  41-1743653
      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)             Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                           75062-2729
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (972) 652-4000



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Item 5. Other Events.

     The Servicer's Certificate for the month of September 2001 was distributed to Noteholders on October 15, 2001.




Item 7(c). Exhibits


          Exhibit No.             Description
          -----------             -----------
              20.1                Servicer's Certificate for the month of
                                       September 2001.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 ----------------------------
                                 Title: Assistant Vice President


Date: October 15, 2001